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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 11, 2004


                             Trans-Industries, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                     0-4539                 13-2598139
    ----------------------------       ------------         -------------------
    (State or Other Jurisdiction       (Commission             (IRS Employer
         of Incorporation)             File Number)         Identification No.)


      1780 Opdyke Court, Auburn Hills, MI                     48326
    ----------------------------------------                ----------
    (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code      248-364-0400
                                                        ------------

                                       N/A
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))










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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The following information required to be disclosed pursuant to Item 2.02 "Results of Operation and Financial Condition". On November 11, 2004, Trans-Industries, Inc. issued a press release announcing its financial results for the third quarter and nine months ending September 30, 2004. Attached hereto and incorporated by reference is a copy of the press release relating to such announcement.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         99.1  Press Release dated November 11, 2004







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TRANS-INDUSTRIES, INC.


Date   November 16, 2004                         By /s/ Kai Kosanke
       -----------------                            ----------------------------
                                                        Kai Kosanke
                                                        Chief Financial Officer


























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                                  EXHIBIT INDEX



Exhibit
Number                     Description

99.1                       Press release dated November 11, 2004.



















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